Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED
PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

In connection with the Quarterly Report of Diversified Thermal Solutions, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, B. Grant Hunter, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   November 4, 2008                                                                     /s/ B. Grant Hunter
B. Grant Hunter
President and Chief Executive Officer